Exhibit 99.1

Execution Version

3M Company

Common Stock

Registration Rights Agreement

August 4, 2009

3M Employee Retirement Income Plan

c/o State Street Global Advisors

One Lincoln Street, 24th Floor

Boston, MA 02111

Attention: Denise Sisk, Department Head & Vice President,
The Fiduciary Group

Ladies and Gentlemen:

3M Company, a Delaware corporation (the “Company”), has contributed shares of the Company’s common stock, par value $0.01 (the “Shares”), to the Company’s defined benefit pension plan, the 3M Employee Retirement Income Plan (the “Plan”), as set forth on Schedule 1 hereto.  In addition, from time to time, the Company may contribute additional Shares to the Plan.  The parties hereto may agree from time to time to amend Schedule 1 to reflect any such subsequent contributions.

As the named fiduciary of the Plan, 3M Investment Management Corporation (“3M IMC”) has appointed State Street Bank and Trust Company (the “Independent Fiduciary”) to act as an independent fiduciary on the Plan’s behalf for all decisions regarding the Shares.  3M IMC and the Independent Fiduciary are parties to an Engagement Agreement, dated as of June 25, 2009 (the “Engagement Agreement”), relating to the Registrable Securities (as defined below).  In connection with the Engagement Agreement, the parties desire to enter into this Agreement in order to grant certain registration rights to the Plan as set forth below.

1.             Definitions.  As used in this Agreement, the following capitalized terms shall have the following meanings:

“Agreement” means this Registration Rights Agreement and any amendments or supplements hereto.

“Broker-Dealer” means any broker or dealer registered as such under the Exchange Act.

“Business Day” means any day except Saturday, Sunday and any day that is in New York City a legal holiday or a day on which banking institutions or securities exchanges are authorized or required by law or other governmental action to close.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, any rules and regulations promulgated thereunder, and, in each case, any successor thereto, all as the same shall be in effect from time to time.

“FINRA” means the Financial Industry Regulatory Authority.

“Opinion of Counsel” means a written opinion of counsel, who may be an employee of or counsel for the Company and who shall be reasonably acceptable to the Independent Fiduciary and the registrar of the Registrable Securities.

“Person” means any individual, firm, limited liability company or partnership, joint venture, corporation, joint stock company, trust or unincorporated organization, incorporated or unincorporated association, government (or any department, agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Prospectus” means the prospectus included in the Registration Statement, all amendments and supplements thereto and all material incorporated by reference in such prospectus.

“Prospectus Supplement” means any prospectus supplement to the prospectus included in the Registration Statement, all amendments and supplements to such prospectus supplement and all material incorporated by reference in such prospectus supplement.

“Registrable Securities” means all or any portion of the Shares set forth on Schedule 1 hereto, including any amendments thereto, and any securities that may be issued or distributed or be issuable in respect thereof by way of stock dividend, stock split or other distribution, merger, consolidation, exchange offer, recapitalization or reclassification or similar transaction or exercise or conversion of any of the foregoing; provided, however, any such security shall cease to be a Registrable Security to the extent that (i) a Registration Statement with respect to such security’s sale has become effective under the Securities Act and such security has been disposed of pursuant to such effective Registration Statement in accordance with the plan of distribution set forth in the related Prospectus, (ii) the holding period for such security pursuant to Rule 144(d) has elapsed with respect to the Plan and the Plan may sell such securities subject to Rule 144, (iii) such security has ceased to be outstanding, or (iv) the Company and the Independent Fiduciary have received an Opinion of Counsel or such other evidence, in each case reasonably satisfactory to each of the Company and the Independent Fiduciary that such security may otherwise be resold without registration or qualification under the Securities Act.

“Registration” means a registration of the Company’s securities for sale by the Company or any Person to the public under a Registration Statement.

“Registration Statement” means a registration statement of the Company covering the Registrable Securities filed with the SEC on Form S-3 (or any successor form or other appropriate form under the Securities Act), including, but not limited to, an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (or any similar rule that may be adopted by the SEC), including a Prospectus, all amendments and supplements to such registration statement, including post-effective amendments, all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein.

“Rule 144”, “Rule 158”, “Rule 159A”, “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, and, in each case, any successor thereto, all as the same may be in effect from time to time.

“Suspension Notice” has the meaning set forth in Section 2(c) hereof.

“Suspension Period” has the meaning set forth in Section 2(c) hereof.

“Underwritten Offering” means a Registration in which securities of the Company are sold to an underwriter on a firm commitment basis for reoffering to the public.

2.  Registration Rights.

(a)           Registration Statement and Prospectus Supplement.  The Company hereby represents and warrants to the Independent Fiduciary that as of the date hereof, (i) the Company has an effective Registration Statement on file with the SEC, (ii) the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) and (iii) the Company is not an ineligible issuer (as defined in Rule 405 under the Securities Act).  The Company agrees that on the date on which the Shares as set forth on Schedule 1 hereto are contributed to the Plan, it will file with the SEC a Prospectus Supplement covering the resale of the Shares from time to time by the Plan.

(b)           Notice of Sale.  At any time and from time to time subject to the conditions set forth in this Section 2, the Independent Fiduciary may deliver to the Company on behalf of the Plan a written notice (a “Notice of Sale”) informing the Company that the Plan wishes to sell or transfer some or all of the Registrable Securities pursuant to the Registration Statement.  Each Notice of Sale shall specify the amount of Registrable Securities to be sold or transferred and the intended methods by which the Independent Fiduciary proposes to effect the disposal of such Registrable Securities, including whether the sale or transfer of Registrable Securities shall be in the form of an Underwritten Offering.  Upon receipt of a Notice of Sale, unless the Company delivers a Suspension Notice pursuant to Section 2(c) hereof, the Company shall within four Business Days (or such later date as the Company and the Independent Fiduciary may agree) make any required amendment or supplement to the Prospectus and/or any required post-effective amendment to the Registration Statement and use its commercially reasonable efforts to cause any such post-effective amendment to become effective under the Securities Act.

(c)           Suspension of Registration.  The Company may suspend the use of the Prospectus at any time after receipt of a Notice of Sale and prior to the disposal of all Registrable

Securities covered by such Notice of Sale, for a period not to exceed 45 days in the aggregate in any three-month period or 90 days in the aggregate in any 12-month period (the “Suspension Period”), if use of the Prospectus at such time would be materially detrimental to the Company or its security holders in the good faith judgment of the Company, upon giving prompt written notice (a “Suspension Notice”) to the Independent Fiduciary, which notice shall not specify the nature of the event giving rise to such suspension.  In the event of such a suspension, the obligations of the Company in respect of any Notice of Sale shall be suspended, and the Independent Fiduciary, on behalf of the Plan, agrees to suspend use of the Prospectus in connection with any sale or offer to sell Registrable Securities upon receipt of the Suspension Notice and further agrees to keep confidential the fact that the Company has exercised its rights pursuant to this Section 2(c) and any other information related to such exercise.  The Company shall immediately notify the Independent Fiduciary upon the termination of any Suspension Period and amend or supplement the Prospectus, if necessary, in accordance with Section 4(j) hereof.

(d)           Underwritten Offering.  If the Independent Fiduciary, on behalf of the Plan, elects to sell or transfer Registrable Securities by means of an Underwritten Offering, the Independent Fiduciary shall, in its sole discretion, but after consultation with the Company, have the right to select the managing underwriter or underwriters for the offering.

3.  Blackout Period for the Company.  In the case of a Registration of Registrable Securities pursuant to Section 2 hereof through an Underwritten Offering, the Company agrees, if requested in writing by the managing underwriter or underwriters with at least two Business Days’ prior notice, not to effect any public or private sale or distribution, including any sale pursuant to Rule 144, of any Shares, or any securities which are convertible into, exchangeable or exercisable for Shares, during the period specified by such managing underwriter or underwriters in such notice, which period may not exceed 97 days and which may begin no earlier than seven days before the date reasonably expected by such managing underwriter or underwriters to be the date of the related Prospectus.  Notwithstanding the foregoing, the Company may effect a public sale or distribution of securities of the type described above and during the periods described above if the same is made (A) pursuant to a Registration on Form S-4 or S-8 or any successor form to such forms; (B) as part of any Registration of securities for offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement outstanding on the date of, and described in, the Prospectus for the Underwritten Offering; or (C) pursuant to the terms of any convertible securities outstanding on the date of, and described in, the Prospectus for the Underwritten Offering.

4.  Procedures.  In connection with the Company’s obligations hereunder, the following provisions shall apply:

(a)           The Company shall furnish to the Independent Fiduciary, prior to the filing thereof with the SEC, a copy of any amendment, if applicable, to the Registration Statement, a copy of the Prospectus related to the Registrable Securities, and each amendment or supplement thereto (excluding amendments caused by the filing of a report under the Exchange Act), and shall use its commercially reasonable efforts to reflect in each such document, when so filed with the SEC, such comments as the Independent Fiduciary may reasonably and promptly propose;

(b)           Subject to Section 2(c) hereof, the Company shall ensure that (i) the Registration Statement, any amendment thereto, any Prospectus forming a part thereof and any amendment or supplement thereto complies in all material respects with the Securities Act; (ii) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming a part of the Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company makes no representation with respect to information included therein in reliance upon and in conformity with information furnished to the Company in writing by such underwriter or the Independent Fiduciary, on behalf of the Plan.

(c)           The Company, as promptly as reasonably practicable, shall advise the Independent Fiduciary in writing of the following:

(i)            of any request by the SEC for amendments of, or supplements to, the Registration Statement or the Prospectus or for additional information (other than any such request relating to a review of the Company’s Exchange Act filings);

(ii)           of the determination by the Company that a post-effective amendment to the Registration Statement would be appropriate;

(iii)          when any amendment to the Registration Statement has been filed with the SEC and when such amendment has become effective;

(iv)          of the commencement or termination of any Suspension Period;

(v)           of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

(vi)          of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included in the Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

(vii)         of the happening of (but not the nature or details concerning) any event that requires the making of any changes in the Registration Statement or the related Prospectus so that the statements therein will not be misleading and the Registration Statement or the Prospectus, as the case may be, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; and

(viii)        of the Company’s suspension of the use of a Prospectus relating to Registrable Securities as a result of any of the events or circumstances described in paragraphs (ii) through (vii) above, and of the termination of any such suspension.

The Independent Fiduciary shall keep confidential the fact that the Company has suspended the use of a Prospectus relating to Registrable Securities pursuant to this Section 4(c) and any other information related to such suspension, including the occurrence of any of the events or circumstances in paragraphs (ii) through (vii) above.

(d)           The Company shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for offer or sale in any jurisdiction at the earliest possible time.

(e)           The Company shall promptly deliver to the Independent Fiduciary, and to each of the underwriters acting on its behalf, without charge, as many copies of the Prospectus included in the Registration Statement (excluding documents incorporated by reference) related to the Registrable Securities, and any amendment or supplement thereto, as such Person may reasonably request; and, except as provided in Sections 2(c) and 4(q) hereof, the Company consents to the use of the Prospectus or any amendment or supplement thereto by the Independent Fiduciary and each underwriter in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

(f)            Prior to any offering or sale of Registrable Securities pursuant to the Registration Statement, the Company shall (i) register or qualify or cooperate with the Independent Fiduciary in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale, under the securities or blue sky laws of such jurisdictions within the United States as the Independent Fiduciary may reasonably request; (ii) maintain such registration or qualification in effect so long as required and do any and all other acts or things necessary or advisable to permit the continuance of offers and in such jurisdictions for so long as may be necessary to enable the Independent Fiduciary, on behalf of the Plan, and any underwriter, if any, to complete its distribution of such Registrable Securities pursuant to the Registration Statement; and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdiction of such Registrable Securities; provided, however, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it would not otherwise be required to so qualify but for this Section 4(f) or (B) file any general consent to service of process in suits in any jurisdiction where it is not as of the date hereof so subject.

(g)           The Company shall cooperate with the Independent Fiduciary to facilitate the timely preparation and delivery of the Registrable Securities sold pursuant to the Registration Statement, or in any transaction pursuant to which the Registrable Securities will cease to be Registrable Securities following such transaction in accordance with the terms of this Agreement, free of any restrictive legends and registered in such names as Independent Fiduciary may request at least two Business Days prior to settlement of sales of Registrable Securities pursuant to such Registration Statement, including, without limitation causing an Opinion of

Counsel and any other certificates or documents to be delivered to the registrar of the Registrable Securities.

(h)           Subject to the exceptions contained in the proviso to Section 4(f), the Company shall use its commercially reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other federal, state and local governmental agencies or authorities, and self-regulatory organizations in the United States as may be necessary to enable the Independent Fiduciary, on behalf of the Plan, to consummate the disposition of such Registrable Securities as contemplated by the Registration Statement; without limitation to the foregoing, the Company shall cooperate with the Independent Fiduciary and the underwriters, if any, in connection with any filings required to be made with FINRA in connection with an offering under the Registration Statement of the Registrable Securities (including, without limitation, such as may be required by FINRA Conduct Rule 5110 or 2710, or by any such underwriters in that regard).

(i)            Upon the occurrence of any event described in Section 4(c)(vii) hereof, the Company shall promptly prepare and file with the SEC a post-effective amendment to the Registration Statement or an amendment or supplement to the related Prospectus or any document incorporated therein by reference or file a document which is incorporated or deemed to be incorporated by reference in such Registration Statement or Prospectus, as the case may be, so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Registration Statement and the Prospectus, in each case as then amended or supplemented, will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading and, in the case of a post-effective amendment, use its commercially reasonable efforts to cause it to become effective as promptly as practicable; provided that the Company’s obligations under this Section 4(i) shall be suspended if the Company has suspended the use of the Prospectus in accordance with Section 2(c) hereof and given notice of such suspension to the Independent Fiduciary, it being understood that the Company’s obligations under this Section 4(i) shall be automatically reinstated at the end of such Suspension Period.

(j)            The Company shall comply with all applicable rules and regulations of the SEC and shall make generally available to its security holders as soon as practicable but in any event not later than 18 months after (i) the effective date of the applicable Registration Statement, (ii) the effective date (as defined in Rule 158(c) under the Securities Act) of each post-effective amendment to the Registration Statement, and (iii) the date of each filing by the Company with the SEC of an Annual Report on Form 10-K that is incorporated by reference or deemed to be incorporated by reference in the Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated by the SEC thereunder.

(k)           The Company shall use its commercially reasonable efforts to take such actions as are under its control to remain a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period when the Registration Statement remains in effect and, in the event the Company is not a well-known seasoned issuer or is an ineligible issuer, the Company shall take all actions necessary, including, without limitation, filing such amendments to the Registration Statement and supplements to the Prospectus as may be necessary from time to time and/or filing a new Registration Statement and Prospectus on such appropriate registration form of the SEC, in each case as shall permit the disposition of Registrable Securities in accordance with the intended method or methods of disposition requested by the Independent Fiduciary.

(l)            The Company shall cause an amount of Registrable Securities, corresponding to the amount of Registrable Securities existing from time to time pursuant to this Agreement, to be listed on the New York Stock Exchange (or, if the Shares are not then listed on the New York Stock Exchange, the principal securities exchange or quotation system on which the Shares are then listed) no later than the date on which the Plan delivers a Notice of Sale under Section 2 hereof and, in connection therewith, to make such filings as may be required under the Exchange Act and to have such filings declared effective as and when required thereunder.

(m)          The Company may require the Independent Fiduciary, on behalf of the Plan, to furnish to the Company such information regarding the Independent Fiduciary and the Plan and the distribution of such Registrable Securities and such additional information as may, from time to time, be required by the Securities Act and the rules and regulations promulgated thereunder, and the obligations of the Company to the Plan hereunder shall be expressly conditioned on the compliance of such Independent Fiduciary and Plan with such request.

(n)           The Company shall, if reasonably requested, use its commercially reasonable efforts to promptly incorporate in the Prospectus or post-effective amendment to the Registration Statement (i) such information as the Independent Fiduciary, on behalf of the Plan, provides and, if Registrable Securities are being sold in an Underwritten Offering, as the underwriters reasonably agree should be included therein and provide to the Company in writing for inclusion in the Registration Statement or Prospectus and (ii) such information as the Independent Fiduciary and Plan may provide from time to time to the Company in writing for inclusion in the Prospectus or the Registration Statement concerning the Independent Fiduciary and Plan and the distribution of the Registrable Securities and, in either case, shall make all required filings of such Prospectus Supplement or post-effective amendment promptly after being notified in writing of the matters to be incorporated in such Prospectus Supplement or post-effective amendment, provided that the Company shall not be required to take any action under this Section 4(n) that is not, in the reasonable opinion of counsel for the Company, in compliance with applicable law.

(o)           The Company shall enter into such customary agreements (including underwriting agreements) and take all other appropriate actions as may be requested in order to expedite or facilitate the registration or the disposition of the Registrable Securities, and in connection therewith, in the case of an Underwritten Offering, if an underwriting agreement is entered into, cause the same to contain customary representations, warranties, covenants, agreements and indemnification and contribution provisions and procedures by the Company.  The plan of distribution in the Registration Statement and the Prospectus included therein shall permit resales of Registrable Securities to be made by the Independent Fiduciary, on behalf of the Plan, through underwriters, brokers, dealers or otherwise, and shall also include such other information as the Independent Fiduciary may reasonably request.

(p)           The Company shall, in the case of an Underwritten Offering, if reasonably requested in writing by the Independent Fiduciary or by the underwriters:

(i)            make reasonably available for inspection during normal business hours by the Independent Fiduciary, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any such underwriter or Independent Fiduciary all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as is customary for due diligence examinations in connection with public offerings;

(ii)           cause the Company’s officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Independent Fiduciary, any such underwriter, attorney, accountant or agent in connection with any the Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is provided by the Company shall be kept confidential by the Independent Fiduciary or any such underwriter, attorney, accountant or agent, unless disclosure thereof is made in connection with a court, administrative or regulatory proceeding or required by law, including any securities law, or such information has become available to the public generally through the Company or through a third party without an accompanying obligation of confidentiality;

(iii)          deliver a letter, addressed to the Independent Fiduciary, the Plan and the underwriters, if any, in which the Company shall make such representations and warranties in form, substance and scope as are customarily made by issuers to underwriters;

(iv)          obtain opinions of counsel and a 10b-5 statement of counsel to the Company and updates thereof (which counsel, opinions and statement, in form, scope and substance, shall be reasonably satisfactory to the underwriters and the Independent Fiduciary) addressed to the Independent Fiduciary, the Plan and the underwriters, if any, covering such matters as are customarily covered in opinions requested in public offerings;

(v)           obtain comfort letters and updates thereof from the current and former, if any, independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements are required to be included in the Registration Statement, if any), addressed to, and reasonably satisfactory to, the Independent Fiduciary, the Plan and the underwriters, in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings (provided the Independent Fiduciary, the Plan and the underwriters furnish the accountants, prior to the date such comfort letter is required to be delivered, with such representations as the accountants customarily require in similar situations); and

(vi)          deliver such documents and certificates as may be reasonably requested by the Independent Fiduciary or the underwriters, including those to evidence compliance with Section 4(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

(q)           The Independent Fiduciary agrees that, upon receipt of notice of the happening of an event described in Sections 4(c)(ii) through and including 4(c)(vii), the Independent Fiduciary, on behalf of the Plan, shall forthwith discontinue (and shall cause its agents and representatives to discontinue) disposition of Registrable Securities and will not resume disposition of Registrable Securities until the Independent Fiduciary has received copies of an amended or supplemented Prospectus contemplated by Section 4(i) hereof, or until the Independent Fiduciary is advised in writing by the Company that the use of the Prospectus may be resumed or that the relevant Suspension Period has been terminated, as the case may be, provided that, the foregoing shall not prevent the sale, transfer or other disposition of Registrable Securities by the Independent Fiduciary, on behalf of the Plan, in a transaction which is exempt from, or not subject to, the registration requirements of the Securities Act, so long as the Independent Fiduciary, on behalf of the Plan, does not and is not required to deliver the applicable Prospectus or Registration Statement in connection with such sale, transfer or other disposition, as the case may be.

(r)            In the event that any Broker-Dealer shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the FINRA rules and regulations) thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such Broker-Dealer in complying with the FINRA rules and regulations.

(s)           The Independent Fiduciary, and underwriters, if any, shall not use any free writing prospectus (as defined in Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the Company.

5. Registration Expenses. The Company shall bear all expenses incurred by it in connection with the performance of its obligations hereunder. Notwithstanding the provisions of this Section 5, the Plan, to the extent permitted by applicable law, shall bear the expense of any broker’s commission, agency fee or underwriter’s discount or commission.

6. Indemnification and Contribution.

(a)           The Company will indemnify and hold harmless the Plan and its employees, trustees, fiduciaries, affiliates, agents and representatives (collectively the “Indemnified Parties”) against any losses, claims, damages or liabilities, joint or several, to which the Indemnified Parties may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed, or any amendment thereto, or any preliminary Prospectus, or Prospectus, or any amendment or supplement thereto or contained in any free writing prospectus (as defined in Rule 405) prepared by the Company or authorized by it in writing for use by the Plan (or any amendment or supplement thereto), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse the Indemnified Parties for any legal or other expenses reasonably incurred by the Indemnified Parties in connection with investigating or defending any such action or claim; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Plan expressly for use therein (it being understood that the statements set forth in the first and third paragraphs and the table under the heading “Selling Stockholder” and the second through tenth paragraphs under the heading “Plan of Distribution” in the Prospectus filed in connection with the initial contribution (or the corresponding paragraphs in any further amendment or supplement to the Prospectus), constitute the only information furnished by or on behalf of the Plan expressly for inclusion in such Prospectus); (B) offers or sales effected by or on behalf such indemnified party “by means of” (as defined in Rule 159A) a “free writing prospectus” (as defined in Rule 405) that was not authorized in writing by the Company; or (C) use of the Registration Statement or the related Prospectus during a period when use of such Prospectus has been suspended pursuant to Section 2(c) or Section 4(q) hereof, provided, in each case, that the Plan received prior notice of such suspension.

(b)           Promptly after receipt by the Indemnified Parties under Section 6(a) above of notice of any claim or the commencement of any action, the Indemnified Parties shall, if a claim in respect thereof is to be made against the Company under such Section, notify the Company in writing thereof. The omission so to notify the Company shall not relieve it from any liability that it may have to the Indemnified Parties hereunder, except to the extent the Company is materially prejudiced as a result of such omission, and in no event shall relieve it from any liability that it may have to the Indemnified Parties otherwise. In case any such action shall be brought against any of the Indemnified Parties and it shall notify the Company of the commencement thereof, the Company shall be entitled to participate therein and, to the extent that it may elect by written notice delivered to the Indemnified Parties promptly after receiving the aforesaid notice from the Indemnified Parties, to assume the defense thereof, with counsel satisfactory to the Indemnified Parties; provided, however, that if the defendants in any such action include both the Indemnified Parties and the Company, and the Indemnified Parties shall have reasonably concluded that there may be legal defenses available to one or more of them which are different from or additional to those available to the Company, the Indemnified Parties shall have the right to select separate counsel and any local counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of the Indemnified Parties. Upon receipt of notice from the Company to the Indemnified Parties of its election so to assume the defense of such action and approval by the Indemnified Parties of counsel, the Company will not be liable to the Indemnified Parties under such subsection for any legal or other expenses subsequently incurred by the Indemnified Parties in connection with the defense thereof (other than reasonable costs of investigation conducted at the request of such the Company) unless (i) the Indemnified Parties shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence and any local counsel, (ii) the Company shall not have employed counsel satisfactory to the Indemnified

Parties to represent the Indemnified Parties within a reasonable time after notice of commencement of the action or (iii) the Company has authorized the employment of counsel for the Indemnified Parties at the expense of the Company; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

(c)           If the indemnification provided for in this Section 6 is unavailable to hold harmless the Indemnified Parties under Section 6(a) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the Company shall contribute to the amount paid or payable by the Indemnified Parties as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Indemnified Parties, on the other, from the offering of the Registrable Securities and also the relative fault of the Company, on the one hand, and the Indemnified Parties, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the Plan failed to give the notice required under Section 6(c) above, including the consequences of such failure, and whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Plan, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(d)           The parties agree that it would not be just and equitable if contributions pursuant to Section 6(c) were determined by per-capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 6(c). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in Section 6(c) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)           The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Indemnified Parties within the meaning of the Securities Act.

7. Miscellaneous.

(a)           No Inconsistent Agreements. The Company has not, as of the date hereof, entered into nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Independent Fiduciary or the Plan herein or otherwise conflicts with the provisions hereof.

(b)           Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless each of the parties hereto has given its written consent.

(c)           Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing overnight delivery:

(i)                                     If to the Company:

3M Company

3M Office of the General Counsel

P.O. Box 33428

St. Paul, Minnesota 55144

Attention: Gregg M. Larson, Deputy General Counsel and Secretary

with copies to:

Cleary Gottlieb Steen & Hamilton LLP

One Liberty Plaza

New York, New York 10006

Attention: Sandra L. Flow, Esq.

(ii)                                  If to the Independent Fiduciary:

State Street Global Advisors

One Lincoln Street, 24th Floor

Boston, MA 02111

Attention: Denise Sisk, Department Head & Vice President,

The Fiduciary Group

with copies to:

Paul, Hastings, Janofsky & Walker LLP

75 East 55th Street

New York, New York 10536

Attention: Joshua Sternoff, Esq.

(iii)                             If to the Plan:

3M Employee Retirement Income Plan

3M Investment Management Corporation

3M Center — Building 224-5S-26

St. Paul, Minnesota 55144

Attention: Dennis P. Duerst, President

All such notices and communications shall be deemed to have been duly given when received, if delivered by hand or air courier, and when sent, if sent by first-class mail or telecopier.

(d)           Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by each of the parties and their successors and the directors, trustees (including, without limitation, any successor independent fiduciary for the Master Plan), officers, employees, agents and controlling Persons of the parties. Except for an assignment to a successor independent fiduciary, none of the rights or obligations under this Agreement shall be assigned by the Plan without the consent of the Company or by the Company without the consent of the Independent Fiduciary, acting on behalf of the Plan.

(e)           Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f)            Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g)           Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(h)           Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

(i)            Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Independent Fiduciary and Plan from time to time may be irreparably harmed by any such failure, and accordingly agree that the Independent Fiduciary, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

(j)            Termination. This Agreement and the obligations of the parties hereunder except for any liabilities or obligations under Section 6 hereof, shall terminate on the date upon which the Plan no longer holds any Registrable Securities.

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Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

Very truly yours,

3M COMPANY

By:	/s/ Janet L. Yeomans
	Name:	Janet L. Yeomans
	Title:	Vice President and Treasurer

Accepted as of the date hereof:

STATE STREET BANK AND TRUST COMPANY as Independent Fiduciary of the 3M Employee Retirement Income Plan

By:	/s/ Monet Ewing
	Name:	Monet Ewing
	Title:	Vice President

Schedule 1

Number of Shares	Date of Contribution

8,329,862	August 4, 2009